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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-39912 and 33-58809) of Megatest Corporation of our report dated September 20, 1995 appearing on page 19 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP


San Jose, California
October 23, 1995